INVENTORIES - Schedule of net inventories (Details) - USD ($) $ in Millions	Sep. 30, 2025	Dec. 31, 2024
Net inventories
Raw materials and consumables	$ 47.3	$ 36.6
Work in progress	63.8	44.6
Finished goods	1,599.3	1,142.1
Total	$ 1,710.4	$ 1,223.3